                                                                   EXHIBIT 10.2


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (as may be amended, supplemented and otherwise modified from time to time, "IP Security Agreement") is made and effective as of April 25, 2001, by INTEGRITY INCORPORATED, a Delaware corporation (including any successor or permitted assignee thereof, "Grantor"), in favor of LASALLE BANK NATIONAL ASSOCIATION (including any successor, participant, assignee or transferee thereof, "Administrative Agent"), as administrative agent for itself and the Lenders (as defined in the Credit Agreement referred to below).

                                   RECITALS

         WHEREAS, Grantor, desires and has applied to Administrative Agent and the Lenders for a credit facility consisting of a $3,000,000 mortgage term loan, a $11,000,000 term loan facility and a $6,000,000 line of credit facility; and

         WHEREAS, pursuant to that certain Credit Agreement by and among Grantor, Lenders and Administrative Agent of even date herewith (as may be amended from time to time, "Credit Agreement"), a condition precedent to the obligation of the Administrative Agent or any Lender to execute and perform under the Credit Agreement is that Grantor shall have executed and delivered that certain Security and Pledge Agreement executed by Grantor in favor of Administrative Agent for the benefit of Administrative Agent and the Lenders of even date herewith (as may be amended from time to time, "Security Agreement") encumbering all of Grantor's tangible and intangible personal property assets in favor of Administrative Agent for the benefit of Administrative Agent and the Lenders; and

         WHEREAS, under the terms of the Security Agreement, Grantor has agreed to assign certain intellectual property to Administrative Agent for purposes of securing the obligations to Administrative Agent and the Lenders under the Credit Agreement and related Loan Documents; and

         WHEREAS, Grantor has determined that it is in its best interest to execute this IP Security Agreement inasmuch as Grantor will derive substantial direct and indirect benefits from the funding of the Advances by Administrative Agent and the Lenders pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Grantor and Administrative Agent hereby agree as follows:

         1. Grant. Grantor hereby grants to Administrative Agent an absolute, present, unconditional, continuing first priority security interest in and to Grantor's entire right, title and interest in and to the following property and rights (collectively, the "Collateral"):

                  (a) The U.S. and foreign copyrights, associated copyright registrations and applications for copyright registration, all ownership, treaty and convention rights, and all moral, attribution and/or integrity rights associated therewith, and copyright licenses set forth on Schedule A attached hereto (collectively, the "Copyrights"); and

                  (b) The U.S. and foreign patents and patent applications, and patent licenses set forth on Schedule B attached hereto, including, without limitation, improvements, divisions, continuations, renewals, reissues, re-examinations, extensions and continuations-in-part of the same (collectively, the "Patents"); and

                  (c) The U.S., state and foreign trademark and service mark registrations, trademark and service mark applications, and trademark and service mark licenses set forth on Schedule C attached hereto (including all associated goodwill, collectively, the "Trademarks"); and

                  (d) Any and all claims and causes of action for past, present or future infringement, misappropriations and/or dilution of any of the Collateral, with the right, but not the obligation, to sue for and collect damages for infringement of the Collateral; and

                  (e) Any and all licenses or rights granted under any of the Collateral, and all license fees and royalties arising from such licenses or rights, to the extent permitted by such licenses or rights; and

                  (f) Any and all amendments, renewals, extensions, reissuances and replacements of any of the Collateral; and

                  (g) Any and all products and proceeds of any of the foregoing.

         2. Requested Recordation. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks file and record this IP Security Agreement (and any corresponding or separate application forms) in order to publicly reflect Administrative Agent's interest in the Collateral.

         3. Assignment. Upon the request of the Administrative Agent and during the occurrence of an Event of Default (as defined in the Security Agreement), Grantor shall execute and deliver to Administrative Agent an absolute assignment in form acceptable to Administrative Agent in its sole discretion, transferring its entire right, title, and interest in and to the Collateral to Administrative Agent.

         4. Power of Attorney. Grantor hereby irrevocably grants Administrative Agent a power of attorney, to act as Grantor's attorney-in-fact, with full authority in the name, place and stead of Grantor, from time to time in Administrative Agent's discretion, to take any action and to execute any instrument which Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of the Security Agreement or this IP Security Agreement. This authority includes, without limitation, the following:

                  (a) To modify or amend (in Administrative Agent's sole discretion and without first obtaining Grantor's approval of or signature thereto) Schedule A, Schedule B, and/or Schedule C hereof, as appropriate, to include references to any registered intellectual property (or application or license therefor) acquired by Grantor after the execution hereof or to delete any reference to any Collateral in which Grantor no longer has or claims any right, title or interest; and

                  (b) To execute, file and pursue (in Administrative Agent's sole discretion and without first obtaining Grantor's approval of or signature thereto, unless otherwise prohibited by applicable law) any application, form or other document in order to perfect, maintain, continue or otherwise protect Administrative Agent's interest or Grantor's rights in the Collateral, including, without limitation, executing and filing (i) any financing statement, any continuation statement or any amendment thereto, and
(ii) any document in any proceeding before the United States Patent and


                                       2
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Trademark Office, the United States Copyright Office or the relevant office of any state or foreign jurisdiction (including, without limitation, the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings) and to pay any fees and taxes in connection therewith or otherwise; and

                  (c) To execute any assignment or other document required to acknowledge, register or perfect Administrative Agent's interest in any part of the Collateral without the signature of Grantor unless prohibited by applicable law.

The foregoing power of attorney is coupled with an interest and is irrevocable.

         5. Representation. Grantor hereby represents and warrants to Administrative Agent that the items of intellectual property listed on Schedules A, B and C attached hereto include all copyright registrations, applications for copyright registration, copyright licenses, patents, patent applications and patent licenses, and all trademark registrations, applications for trademark registration and trademark licenses owned by Grantor.

         6. Release. The security interest granted herein will terminate (and all rights to the Collateral will revert to Grantor) upon satisfaction of the following conditions: (a) payment and performance in full of all the obligations secured hereby (unconditionally and indefeasibly) and (b) the termination of the Credit Agreement (and the Facilities thereunder). Upon any such termination, Administrative Agent (at Grantor's request and sole expense) will execute and deliver to Grantor (without any representation, warranty or recourse of any kind whatsoever) such documents as Grantor may reasonably request and provide to Administrative Agent to evidence such termination.

         7. Miscellaneous. This IP Security Agreement has been entered into in conjunction with the provisions of and the security interest granted to Administrative Agent under the Security Agreement. The rights and remedies of Grantor and Administrative Agent with respect to the security interest granted herein are in addition and without prejudice to those set forth in the Security Agreement and the Credit Agreement, all terms and provisions of which are hereby incorporated herein by reference. This IP Security Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document; each such counterpart will be deemed to be an original but all counterparts together will constitute one and the same instrument. In the event that any provisions of this IP Security Agreement are deemed to conflict with the Security Agreement or the Credit Agreement, the provisions of the Security Agreement or Credit Agreement shall govern.


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


         IN WITNESS WHEREOF, the parties hereto have executed this IP Security Agreement through their duly authorized officers, as of the date first written above.


                                    INTEGRITY INCORPORATED

                                    By: /s/ Donald S. Ellington
                                       ----------------------------------------
                                       Name:      Donald S. Ellington
                                       Title:     Chief Financial Officer
                                       Address:   1000 Cody Road
                                                  Mobile, Alabama 36695
                                       Facsimile: (334) 639-9651



                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ Andrew K. Dawson
                                       ---------------------------------------
                                       Name:      Andrew K. Dawson
                                       Title:     First Vice President
                                       Address:   211 North Broadway
                                                  Suite 4050
                                                  St. Louis, Missouri  63102
                                       Facsimile: (314) 621-1642

                                 ACKNOWLEDGMENT


STATE OF  MISSOURI                    :
                                      : SS
CITY OF ST. LOUIS                     :


         Before me, the undersigned, a Notary Public, on this ____ day of April, 2001, personally appeared ___________________________ to me known personally, who, being by me duly sworn, did say that he/she is the ___________________________ of INTEGRITY INCORPORATED, and that said instrument was signed on behalf of said INTEGRITY INCORPORATED by authority of its board of directors, and the said ___________________________ acknowledged said instrument to be his/her free act and deed.


                                    -------------------------------------------
                                    Notary Public

                                    My Commission Expires:
                                                          ---------------------

                                 ACKNOWLEDGMENT


STATE OF  MISSOURI                    :
                                      : SS
CITY OF ST. LOUIS                     :


         Before me, the undersigned, a Notary Public, on this _____ day of April, 2001, personally appeared ____________________ to me known personally, who, being by me duly sworn, did say that he is the _____________________ of LASALLE BANK NATIONAL ASSOCIATION, and that said instrument was signed on behalf of said ____________________ by authority of its Board of Directors, and the said _____________________ acknowledged said instrument to be his free act and deed.


                                    -------------------------------------------
                                    Notary Public

                                    My Commission Expires:
                                                          ---------------------

                                   SCHEDULE A

                              COPYRIGHT COLLATERAL


                            I. REGISTERED COPYRIGHTS


Copyright                                 Registration                              Registration
  Title                                      Number                                     Date
---------                                 ------------                              ------------



                       II. PENDING COPYRIGHT APPLICATIONS


Copyright                 Application                Filing                   Date of                  Date of
  Title                      Number                   Date                   Creation                Publication
---------                 -----------                ------                  --------                -----------



                          III. UNREGISTERED COPYRIGHTS


                                                                                     Date and
                                                                                    Recordation            Date of
                                                                                     Number of            Expected
Copyright              Date of              Date of             Original            Assignment          Registration
  Title               Creation            Publication         Author/Owner          to Grantor         (if applicable)
---------             --------            -----------         ------------         ------------        ---------------



                             IV. COPYRIGHT LICENSES


                                                                Effective           Expiration             Subject
Copyright             Licensor             Licensee               Date                 Date                Matter
---------             --------             --------             ---------           ----------             ------


                                   SCHEDULE B

                               PATENT COLLATERAL


                                   I. PATENTS


Patent                                   Issue
Number                      Country                   Date                     Title
------                      -------                   ----                     -----



                        II. PENDING PATENT APPLICATIONS


Patent               Atty. Docket                                        Serial Filing
Title                   Number                Country              Number               Date               Status
-----                ------------             -------              ------               ----               ------



                              III. PATENT LICENSES


                                                                                      Effective           Expiration
Patent No.              Country             Licensor             Licensee               Date                 Date
----------              -------             --------             --------             --------             ------


                                   SCHEDULE C

                              TRADEMARK COLLATERAL


                            I. REGISTERED TRADEMARKS


 Trademark                                                                           Registration
Description                                  Country                                    Number
-----------                                  -------                                 ------------



                       II. PENDING TRADEMARK APPLICATIONS


 Trademark           Atty. Docket                                 Serial               Filing
Description             Number               Country              Number                Date                Status
-----------          ------------            -------              ------               ------               ------



                            III. TRADEMARK LICENSES


Registration                                                                               Effective         Expiration
   Number              Mark            Country          Licensor          Licensee            Date              Date
------------           ----            -------          --------          --------         ---------         ----------
